UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	66-0323724
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 South River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the acquisition of substantially all of the assets of Lipson Associates, Inc. and Laga, Inc. as described in Item 8.01 below, Schawk, Inc. (the “Company”) funded the purchase price through a draw down from its existing revolving credit facility.  The terms and conditions of the credit facility are incorporated herein by reference to the description of the Company’s revolving credit facility contained under “Liquidity and Capital Resources” in the Company’s Form 10-Q for the quarterly period ended June 30, 2011.

Item 8.01.	Other Events

On October 19, 2011, the Company announced that it had completed its previously announced acquisition of substantially all of the assets of Lipson Associates, Inc. (“Lipson”) and Laga, Inc., which does business as Brandimage – Desgrippes & Laga, or “Brandimage,” for a cash purchase price of $25 million, subject to certain closing and post-closing adjustments, and the assumption of certain trade account and business related liabilities.  At closing, a $3 million escrow account was established from the purchase price to fund any post-closing payments to the Company for future working capital adjustments and any future indemnification claims made by the Company.

Attached as Exhibit 99.1 is a copy of the Company’s press release relating to the Brandimage acquisition, which is incorporated herein by reference.   The description of terms of the asset purchase agreement (the “Agreement”) among Schawk USA Inc. (“Schawk USA”), Lipson, Brandimage and the other parties thereto contained in the Company’s Form 8-K filed on September 21, 2011, which is qualified in its entirety by reference to the Agreement, as amended, attached hereto as Exhibit 10.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 10.1—Asset Purchase Agreement (the “Agreement”), dated as of September 15, 2011, among Schawk USA, Brandimage, Lipson, certain subsidiaries of Lipson, and the shareholders of the sellers, as amended by First Amendment to the Agreement, dated as of September 28, 2011, Second Amendment to the Agreement dated as of October 4, 2011 and letter agreement dated October 19, 2011.

Exhibit 99.1—Press release dated October 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2011	SCHAWK, INC. By: /s/Timothy J. Cunningham____________________________ Name: Timothy J. Cunningham Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
10.1
Asset Purchase Agreement (the “Agreement”), dated as of September 15, 2011, among Schawk USA, Brandimage, Lipson, certain subsidiaries of Lipson, and the shareholders of the sellers, as amended by First Amendment to the Agreement, dated as of September 28, 2011, Second Amendment to the Agreement dated as of October 4, 2011 and letter agreement dated October 19, 2011.

99.1	Press release dated October 19, 2011.